UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2022

PHILUX GLOBAL GROUP INC.

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2323 Main Street, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-793-9227

PHI GROUP, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into Material Definitive Agreements

A. Second Amendment to Agreement of Purchase and Sale between Philux Global Group Inc. (f/k/a PHI Group, Inc.) and Kota Construction LLC

Effective August 3, 2022, Philux Global Group Inc. (f/k/a PHI Group, Inc.) (“the Registrant”) signed a second amendment to Agreement of Purchase and Sale with KOTA Construction LLC, a California limited liability company, (KCCO) to amend and restate Recital D and Article 5.4 of said Agreement of Purchase and Sale to read as follows:

1. Amendments. Pursuant to Article 11.3 of the Purchase Agreement, PHIL and KCCO hereby agree to amend and restate the following provisions of the Purchase Agreement:

(i) Recital D to read as follows:

“The parties hereto wish to enter into this Agreement whereby PHIL will pay a total purchase price of Sixty-Four Million Five Hundred Four Thousand Seven Hundred Fifty-Two U.S. Dollars ($64,504,752) to KCCO, as set forth in Section 2 below, in exchange for fifty point one percent (50.10%) of the equity ownership in KCCO pursuant to the terms and conditions of this Agreement.”

(ii) Article 5.4 to read as follows:

“Immediately following the Closing, the parties hereto shall cause KCCO to distribute Sixteen Million Ninety-Four Thousand U.S. Dollars ($16,094,000) of the Closing Payment received by KCCO from PHIL to Yato Consulting, Inc., Alpha Power Group LLC, Kodiak Cole Consulting LLC, and Mac Advisors LLC (each a “Founding Member”, and collectively, the “Founding Members”) pursuant to the terms set forth in the Operating Agreement. The remainder of the Closing Payment will be used by KCCO for its working capital, expansion and growth. Notwithstanding the preceding sentence, the Founder Managers (as defined in the Operating Agreement) may elect to pay an aggregate amount of Two Million Eleven Thousand Seven Hundred Fifty U.S. Dollars ($2,011,750) of the remainder of the Closing Payment in the form of transaction bonuses to any Person (as defined in the Operating Agreement) selected by the Founder Managers.”

2. General Provisions. Except to the extent specifically amended herein or supplemented hereby, the Purchase Agreement remains unchanged and in full force and effect, and this Second Amendment will be governed by and subject to the terms of the Purchase Agreement, as amended by this Second Amendment. All capitalized terms used in in this Second Amendment but not otherwise defined herein shall have the meanings set forth in the Purchase Agreement. From and after the date of this Second Amendment, each reference in the Purchase Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import, and all references to the Purchase Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind of nature (other than in this Second Amendment or as otherwise expressly provided) will be deemed to mean the Purchase Agreement, as amended by this Second Amendment, whether or not this Second Amendment is expressly referenced. In the event of a conflict between the terms of this Second Amendment and the terms of the Purchase Agreement, the terms of this Second Amendment shall control. This Second Amendment may be executed in counterparts, each of which will be deemed an original, and may be delivered by email, all of which together shall constitute a single instrument. This Second Amendment shall be governed by and construed in accordance with the laws of the State of California without regard for its conflict of laws rules. The parties hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of California and any United States District Court situated in the State of California for the purposes of construing and enforcing this Second Amendment.

B. Second Amendment to Agreement of Purchase and Sale between Philux Global Group Inc. (f/k/a PHI Group, Inc.) and Kota Energy Group LLC

Effective August 3, 2022, Philux Global Group Inc. (f/k/a PHI Group, Inc.) (“the Registrant”) signed a second amendment to Agreement of Purchase and Sale with KOTA Energy Group LLC , a California limited liability company, (KEG) to amend and restate Recital D and Article 5.4 of said Agreement of Purchase and Sale to read as follows:

1. Amendments. Pursuant to Article 11.3 of the Purchase Agreement, PHI and KEG hereby agree to amend and restate the following provisions of the Purchase Agreement:

(i) Recital D to read as follows:

“The parties hereto wish to enter into this Agreement whereby PHI will pay a total purchase price of Fifteen Million Six Hundred Fifty-Five Thousand Two Hundred Forty-Eight U.S. Dollars ($15,655,248) to KEG, as set forth in Section 2 below, in exchange for fifty point one percent (50.10%) of the equity ownership in KEG pursuant to the terms and conditions of this Agreement.”

(ii) Article 5.4 to read as follows:

“Immediately following the Closing, the parties hereto shall cause KEG to distribute Three Million Nine Hundred Six Thousand U.S. Dollars ($3,906,000) of the Closing Payment received by KEG from PHI to Yato Consulting, Inc., Alpha Power Group LLC, Kodiak Cole Consulting LLC, and Mac Advisors LLC (each a “Founding Member”, and collectively, the “Founding Members”) pursuant to the terms set forth in the Operating Agreement. The remainder of the Closing Payment will be used by KEG for its working capital, expansion and growth. Notwithstanding the preceding sentence, the Founder Managers (as defined in the Operating Agreement) may elect to pay an aggregate amount of Four Hundred Eighty-Eight Thousand Two Hundred Fifty U.S. Dollars ($488,250) of the remainder of the Closing Payment in the form of transaction bonuses to any Person (as defined in the Operating Agreement) selected by the Founder Managers.”

2. General Provisions. Except to the extent specifically amended herein or supplemented hereby, the Purchase Agreement remains unchanged and in full force and effect, and this Second Amendment will be governed by and subject to the terms of the Purchase Agreement, as amended by this Second Amendment. All capitalized terms used in in this Second Amendment but not otherwise defined herein shall have the meanings set forth in the Purchase Agreement. From and after the date of this Second Amendment, each reference in the Purchase Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import, and all references to the Purchase Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind of nature (other than in this Second Amendment or as otherwise expressly provided) will be deemed to mean the Purchase Agreement, as amended by this Second Amendment, whether or not this Second Amendment is expressly referenced. In the event of a conflict between the terms of this Second Amendment and the terms of the Purchase Agreement, the terms of this Second Amendment shall control. This Second Amendment may be executed in counterparts, each of which will be deemed an original, and may be delivered by email, all of which together shall constitute a single instrument. This Second Amendment shall be governed by and construed in accordance with the laws of the State of California without regard for its conflict of laws rules. The parties hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of California and any United States District Court situated in the State of California for the purposes of construing and enforcing this Second Amendment.

The foregoing description of the Second Amendments to Agreements of Purchase and Sale by and between the Registrant and KOTA Construction LLC and KOTA Energy Group LLC is qualified in their entirety by reference to the full text of said Amendments, which are as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

KOTA, operating under two legal entities as Kota Energy Group LLC and Kota Construction LLC, provides solutions for solar energy to residential and commercial customers, with unique competitive advantages. As one of the fastest growing sales and installation engines in the country, KOTA prioritizes itself to have the best employee and customer experience possible, through its high standard of installation quality, its industry leading technology platforms, which enable increased sales volume, while maintaining fast, and transparent project timelines. It’s strategic partnerships with key players in the solar industry, have increased margins, while delivering top tier products to customers, without sacrificing quality. KOTA’s guiding core values of “Become, Create, Give” have been the driving factor in decision making that have led it to become the most highly sought-after solar company to work with in the solar industry. Website: KOTA Energy Group: https://www.kotasolar.com

KOTA’s management has executed a plan to accelerate the company’s growth and expansion after the signing of the Agreements of Purchase and Sale between the Registrant and KOTA on January 26, 2022.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

The following is a complete list of exhibit(s) filed as part of this Report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

10.1.	Second Amendment to Agreement of Purchase and Sale by and between PHI Group, Inc. and KOTA Construction LLC.

10.2.	Second Amendment to Agreement of Purchase and Sale by and between PHI Group, Inc. and KOTA Energy Group LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2022

PHILUX GLOBAL GROUP INC.
(f/k/a PHI GROUP, INC.)
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO